UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


-------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 31, 2005
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Washington                     000-22418              91-1011792
-------------------------------   ---------------------   ---------------------
(State or Other Jurisdiction      (Commission File No.)      (IRS Employer
     of Incorporation)                                     Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert D. Neilson, president and chief operating officer and a member of Itron's board of directors, retired effective December 31, 2005. Mr. Neilson's expected retirement had previously been announced on July 26, 2005. Mr. Neilson joined the Company in 1983, was named president and COO in 2000, and was elected to the board of directors in 2002. Effective January 1, 2006, Malcolm Unsworth, senior vice president, Hardware Solutions and Philip Mezey, senior vice president, Software Solutions will report directly to Mr. LeRoy Nosbaum, chairman and chief executive officer. No replacement is expected to be named as president and chief operating officer.


The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        ITRON, INC.

Dated:  January 3, 2006             By: /s/ STEVEN M. HELMBRECHT
                                        ------------------------
                                        Steven M. Helmbrecht
                                        Senior Vice President
                                        and Chief Financial Officer